UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 28, 2006

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PHH CORPORATION
(Exact name of registrant as specified in its charter)

MARYLAND	1-7797	52-0551284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Leadenhall Road
Mt. Laurel, New Jersey 08054
(Address of principal executive offices, including zip code)

(856) 917-1744
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06. Material Impairments

The information regarding (i) the recording of the $239 million goodwill impairment in the first quarter of 2005 as a result of the spin-off of PHH Corporation (“PHH”, the “Company”, “we” or “our”) from Cendant Corporation (“Cendant”), now known as Avis Budget Group Inc., on February 1, 2005 (the “Spin-Off”) and (ii) the reevaluation of $5 million of certain intangibles related to customer lists in connection with the goodwill reallocation recorded at the time of the Spin-Off provided below pursuant to Item 8.01, Other Events, under the caption “Accounting Matters” is incorporated by reference in response to this Item.

Item 8.01. Other Events.

Accounting Matters

On March 1, 2006, March 17, 2006, May 11, 2006, June 12, 2006, July 21, 2006, August 16, 2006 and September 26, 2006, we filed Current Reports on Form 8−K (collectively, the “Form 8-Ks”) with the Securities and Exchange Commission (“SEC”) indicating that we would not meet the SEC deadline to file our Annual Report on Form 10-K for the year ended December 31, 2005 (the “2005 Form 10-K”) because we had not yet finalized our financial statements for the quarter and the year ended December 31, 2005 and the audit of our 2005 financial statements was and is ongoing. We expect to file the 2005 Form 10-K on or before October 31, 2006. We also previously disclosed that the filing of our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006 (the “2006 Form 10-Qs”) would be delayed beyond their respective SEC filing deadlines. We are unable at this time to provide an expected date for the filing of our 2006 Form 10-Qs.

As previously disclosed in our Current Report on Form 8-K filed on July 21, 2006, the Audit Committee of our Board of Directors concluded on July 17, 2006 that our audited financial statements for the years ended December 31, 2001, 2002, 2003 and 2004 and our unaudited quarterly financial statements for the quarters ended March 31, 2004, June 30, 2004, September 30, 2004, March 31, 2005, June 30, 2005 and September 30, 2005 (collectively, the “Prior Financial Statements”) and the related reports of our independent registered public accounting firm should no longer be relied upon because of errors in the Prior Financial Statements. At that time, we determined that the correction of these errors was material and would require the restatement of certain of our Prior Financial Statements. The restatement adjustments will correct certain historical accounting policies to conform those policies to accounting principles generally accepted in the U.S. (“GAAP”) and correct errors made in the application of GAAP, including but not limited to errors described in the Form 8-Ks and in this Current Report on Form 8-K.

We have determined that we will restate our audited financial statements and related disclosures for the years ended December 31, 2003 and 2004 in our 2005 Form 10-K. Certain restatement adjustments affecting our audited annual financial statements for periods prior to December 31, 2003, will also be reflected in the Selected Consolidated Financial Data appearing in the 2005 Form 10-K. Certain restatement adjustments also affect our unaudited quarterly financial statements for the quarters ended March 31, 2004, June 30, 2004, September 30, 2004, March 31, 2005, June 30, 2005 and September 30, 2005 previously filed in our Quarterly Reports on Form 10-Q. Such restatement adjustments will similarly be reflected in the Selected Unaudited Quarterly Financial Data appearing in our 2005 Form 10-K and, with respect to the quarters ended March 31, 2005, June 30, 2005 and September 30, 2005, will be reflected in our 2006 Form 10-Qs, which we plan to file subsequent to the filing of the 2005 Form 10-K.

As part of this determination, we have concluded that we will not amend our previously-filed Annual Reports on Form 10-K or Quarterly Reports on Form 10-Q for the periods affected by the restatement adjustments, and accordingly the financial statements, related financial information and the reports of our independent registered public accounting firm contained in such reports should not be relied upon even after we file our 2005 Form 10-K and our 2006 Form 10-Qs. All restatement adjustments impacting our previously-filed Annual Reports on Form 10-K will be reflected in our 2005 Form 10-K. All restatement adjustments impacting our previously-filed Quarterly Reports on Form 10-Q for fiscal quarters in 2005 will be reflected in our 2006 Form 10-Qs. We have discussed the aforementioned restatement matters with the Audit Committee of our Board of Directors and Deloitte & Touche LLP, our independent registered public accounting firm.

As previously disclosed in the Form 8-Ks, we are evaluating accounting matters regarding transactions surrounding Spin-Off and certain other matters not related to the Spin-Off. We have concluded our evaluation of the following accounting matters:

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We have reevaluated the appropriateness of including a portion of mortgage reinsurance premiums as a component of the cash flows of our mortgage servicing rights (“MSRs”). Prior to the second quarter of 2003, we capitalized the estimated future cash flows related to mortgage reinsurance premiums as part of our MSRs. We ceased capitalizing new mortgage reinsurance premiums in the second quarter of 2003 and the balance of previously capitalized mortgage reinsurance premiums was fully amortized as of the end of the first quarter of 2005. We will change this accounting treatment, which we expect will impact only the timing of revenue recognition. We expect this change will result in decreases in pre-tax income of approximately $108 million in years prior to 2001 and $5 million in 2001, and offsetting increases in pre-tax income of approximately $13 million in 2002, $71 million in 2003, $27 million in 2004 and $2 million in the nine months ended September 30, 2005.

•
The reevaluation of available documentation required to employ Statement on Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities,” as amended (“SFAS 133”) hedge accounting for certain derivative financial instruments used to hedge interest rate risk for the years 2001 through 2005. This reevaluation and errors in applying other requirements of SFAS 133 will result in the disallowance of hedge accounting previously used for these hedging arrangements. We expect the net impact will result in increases in pre-tax income of approximately $8 million in 2001 and $3 million in 2002, and decreases in pre-tax income of approximately $4 million in 2003 and $1 million in 2004, and an increase in pre-tax income of approximately $2 million in the nine months ended September 30, 2005.

•
The reevaluation of the timing of recognition of motor company monies that impact the basis in our leased vehicles and depreciation methodologies applied to certain of our leased vehicles, which we expect will result in changes to our depreciation expense. We expect the aggregate impact of this reevaluation will result in net decreases to pre-tax income of approximately $10 million in years prior to 2001, $2 million in 2001 and $1 million in 2002, partially offset by net increases to pre-tax income of approximately $1 million in 2003, $6 million in 2004, and $2 million in the nine months ended September 30, 2005.

•
The appropriateness of recording a tax expense in the first quarter of 2005 associated with the Spin-Off relating to a tax liability we incurred associated with our distribution of Speedy Title & Appraisal Review Services, LLC (“STARS”) to Cendant in 2002. We believe this liability should have been recorded in 2002 as an equity adjustment associated with the distribution of STARS to Cendant. We expect that this adjustment will reduce tax expense in the first quarter of 2005 by approximately $24 million, but have no net impact on equity.

•
The appropriateness of not recording certain amounts relating to an audit by the Canadian tax authorities of the goods and service tax, which was resolved resulting in additional taxes, interest and penalties of approximately $2 million to be recorded in the fourth quarter of 2005.

•
The reevaluation of $21 million of certain intangibles related to trademarks and customer lists in connection with the goodwill reallocation recorded at the time of the Spin-Off and the resulting goodwill impairment previously recorded in the first quarter of 2005. Of the total $21 million amount, we believe that there will be no change to $16 million previously recorded as trademarks, however, we believe that the $5 million previously recorded as customer lists should have been reallocated to goodwill as part of an acquisition in 2001 and will be resolved with the $239 million goodwill impairment matter.

•
We determined that depreciation expense of our Fleet Management Services segment will not be deducted from our reported gross revenues when reporting net revenues. This reclassification has no impact on our net income for any period and relates to financial statement presentation only. We expect that the correction of this error will increase our reported net revenues by approximately $0.8 billion in 2001, $1.0 billion in 2002, $1.1 billion in 2003, $1.1 billion in 2004 and $0.9 billion in the nine months ended September 30, 2005, with a corresponding increase in expenses by the same amount in each period.

•
We have historically reported our business operations and financial statements in two operating segments, a Mortgage Services segment and Fleet Management Services segment. In conjunction with the preparation of our fourth quarter 2005 financial statements, we have determined that our business operations and financial statements will be reported in three operating segments: a Mortgage Production segment, a Mortgage Servicing segment and a Fleet Management Services segment. As a result of this change in segments, the financial information as previously-reported in our Mortgage Services segment and appearing in our 2005 Form 10-K and subsequent SEC filings will reflect the separation of our Mortgage Services segment into a Mortgage Production segment and a Mortgage Servicing segment.

We continue to evaluate the following accounting matters identified in the Form 8-Ks and certain other accounting matters in conjunction with the preparation of our 2005 financial statements:

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The appropriateness of not recording federal income tax reserves and valuation allowances associated with the amended and restated tax sharing agreement dated as of December 21, 2005 with Cendant post Spin-Off, which may result in the creation of a reserve and/or valuation allowance and a charge to our 2005 net income. This analysis requires an in-depth examination of the tax accounting methodologies previously utilized with respect to a wide range of financial instruments we use in the ordinary course of business, including the tax classification of derivatives, hedges and swaps.

•
The $239 million goodwill impairment recorded in the first quarter of 2005 as a result of the Spin-Off. Based on our review of this issue to date, it appears that the amount of goodwill allocated to us was improper and will need to be decreased resulting in a reduction in the impairment write-off recorded in the first quarter of 2005.

•
The appropriateness of the timing of revenue recognition related to loan sales from PHH Mortgage Corporation, our wholly-owned subsidiary, to Bishops Gate Residential Mortgage Trust (“Bishop’s Gate”), a consolidated special purpose entity, prior to the adoption of Financial Accounting Standards Board Interpretation No. 46, “Consolidation of Variable Interest Entities,” as amended (“FIN 46”). Prior to the date of adoption of FIN 46 in the second quarter of 2003 and the related consolidation of Bishop’s Gate, we recorded loan sales to Bishop’s Gate at the time of the sale; however, the gain on sale was deferred until we completed our obligation to assist Bishop’s Gate in selling those loans to third-party investors. The restatement will correct this error by recognizing the gain on sale at the time of our sale to Bishop’s Gate for the periods prior to Bishop’s Gate’s consolidation in 2003. We expect the impact of this matter will result in an increase in pre-tax income of approximately $17 million in years prior to 2001, a decrease in pre-tax income of approximately $1 million in 2001, and increases in pre-tax income of approximately $28 million in 2002 and $16 million in 2003. This change in accounting treatment will have no impact on pre-tax income after 2003. After correcting this error for the periods prior to adoption of FIN 46 in 2003, we will record in the 2003 income statement the cumulative effect of adopting FIN 46 and therefore consolidating Bishop’s Gate. Upon adoption of FIN 46, revenue and gain on sale previously recognized on loans sold by PHH Mortgage Corporation to Bishop’s Gate, but not yet sold to third-party investors, could not be recognized. We expect that the impact of reversing the revenue and gain on sale recognized for those loans will result in a decrease in income ($60 million pre-tax) and will be reflected in the income statement as the cumulative effect of adopting FIN 46. After adoption of FIN 46, revenue and gain on sale are recognized upon sale of loans by Bishop’s Gate to third-party  investors.

Because the preparation of our financial statements continues, certain of the accounting matters identified at this stage as well as the potential impact of certain of these matters on our financial statements have not yet been finalized and are subject to change. As we continue the process of evaluating the accounting issues identified in the Form 8-Ks and completing the preparation of our financial statements, additional material accounting issues may be identified which, individually or in the aggregate, may result in material impairments to assets and/or material adjustments to or restatements of our financial statements for prior periods or prior fiscal years beyond those we have disclosed.

Internal Control Over Financial Reporting and Disclosure Controls and Procedures

We have not completed our assessment of internal controls over financial reporting as of December 31, 2005, as required by Section 404 of the Sarbanes-Oxley Act of 2002 (“SOX”). We have, however, identified a number of internal control deficiencies, some of which, alone or in the aggregate with other internal control deficiencies, have been classified as material weaknesses. This will result in a determination by management that our internal control over financial reporting was not effective as of December 31, 2005. A material weakness is a control deficiency (within the meaning of Public Company Accounting Oversight Board Auditing Standard No. 2), or combination of control deficiencies, that results in there being more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected on a timely basis by employees in the normal course of their assigned functions.

While we are continuing the completion of our assessment of internal controls over financial reporting, we have identified the following broad areas where material weaknesses existed as of December 31, 2005: (1) insufficient leadership and accounting control expertise leading to an ineffective control environment; (2) ineffective controls over financial closing and reporting processes; (3) ineffective controls, including policies and procedures, over accounting for certain derivative financial instruments; (4) ineffective controls over accounting for income taxes; and (5) ineffective controls relative to contract administration. As we complete our assessment, additional material weaknesses may be identified.

Furthermore, our disclosure controls and procedures (as defined in Rule 13a-15 and 15d-15 under the Exchange Act of 1934, as amended) as of the year ended December 31, 2005 and the quarters ended March 31, 2005, June 30, 2005, September 30, 2005, March 31, 2006 and June 30, 2006 were not effective. We anticipate that our disclosure controls and procedures as of September 30, 2006 will also be determined to be not effective.

We have engaged in, and continue to engage in, substantial efforts to address the identified material weaknesses in our internal control over financial reporting and the ineffectiveness of our disclosure controls and procedures. It is management’s goal to remediate as many material weaknesses as feasible in 2006. The following paragraphs describe the on-going changes to our internal control over financial reporting subsequent to December 31, 2005 that materially affected, or are reasonably likely to materially affect, our internal control over financial reporting:

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We significantly strengthened our executive management ranks during the first quarter of 2006, including the appointment of a new Chief Financial Officer. We have added resources to our finance, tax and accounting staff and are actively recruiting other staff with financial reporting and internal control expertise. We have also engaged outside consultants to augment these areas and provide internal control expertise. We expect to add an adequate number of experienced finance and accounting personnel to eliminate the delays in financial statement preparation and other issues that have occurred in the past. In addition, training of the finance and accounting staff will be formalized and enhanced during the remainder of 2006. We engaged a firm to serve as our internal audit co-source provider for 2006.

•
In the third quarter of 2006, we engaged a firm to lead our SOX readiness efforts for 2006 and assist us with our assessment of the effectiveness of internal control over financial reporting for 2005. Management also formed a SOX Steering Committee to oversee the remainder of our 2005 SOX assessment and to implement and oversee the 2006 SOX assessment process. The committee meets regularly to review significant findings and resolve issues. Our SOX team also reports progress and summary results to the Audit Committee on a regular basis. Also in the third quarter, we initiated periodic communications from executive management regarding the importance of adherence to internal controls and company policies and are implementing a series of internal control training programs to reach all employees beginning in the fourth quarter of 2006.

•	Throughout 2006 we focused resources on financial restatement items and related journal entries and we are enhancing our accounting policies and procedures for each of our businesses.

•
We will begin the process of revising and implementing other policies and procedures in the fourth quarter of 2006. Management will also begin designing controls to ensure compliance with these enhanced policies and procedures in key areas, including taxes, contract administration and accounting for derivatives.

Our continuing remediation efforts noted above are subject to our internal control assessment, testing and evaluation processes. While these efforts continue, we will rely on additional substantive procedures and other measures as needed to assist us with meeting the objectives otherwise fulfilled by an effective control environment. As a result, we expect that once we commence our review of first and second quarter 2006 financial statements, our internal control over financial reporting will not be effective as of March 31, 2006 and June 30, 2006, respectively.

Additional discussion regarding our controls and procedures will be included in our 2005 Form 10-K and our 2006 Form 10-Qs when filed.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits

None.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. These statements are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. You should understand that these statements are not guarantees of performance or results and are preliminary in nature. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may result”, “will result”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts. For example, the statement that we expect to file our 2005 Form 10-K on or before October 31, 2006 is a forward-looking statement.

You should consider the areas of risk described under the heading “Cautionary Note Regarding Forward-Looking Statements” in our periodic reports under the Securities Exchange Act of 1934, as amended, and those risk factors included as Exhibit 99 thereto, titled “Risk Factors Affecting our Business and Future Results,” in connection with any forward-looking statements that may be made by us and our businesses generally. Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION

By: /s/ Clair M. Raubenstine
Name: Clair M. Raubenstine
Title: Executive Vice President and Chief Financial Officer

Dated: September 28, 2006